EXHIBIT 99.4

ANDRESMIN ANNOUNCES RESULTS FROM
WINICOCHA DRILLING PROGRAM

LIMA, PERU – September 27, 2005 – Andresmin Gold Corporation (“Andresmin” or the “Company”) (OTCBB:ADGD) announces the results of diamond drilling on their Winicocha Property in Cusco, Peru.  The drill program comprised 11 diamond drill holes for 3640 meters and tested several induced polarisation geophysical anomalies over approximately 10% of the property area.  The results for copper ranged from 1 ppm to 1.14% Cu.  The results for gold ranged from below method detection limit (<1ppb) to 2.68 g/t Au.

All drill holes intersected copper and gold mineralization.  The largest significant intersection returned 83 metres at 0.28% copper equivalent and the best gold intersection returned 3.9 meters at 2.45 g/t gold (Table 1).  Intersections of gold and copper are associated with multiple sills of felsic intrusive and magnetite skarn alteration.  This type of geology has similarities to the Yanacocha District in northern Peru (mineralization associated with sills), and also the Tintaya, Las Bambas, and Constancia (mineralized skarn) projects which lie in the same mineralized belt as Winicocha.  There are areas of significant lead and zinc values and these indicate that the drilling program likely intersected the outer halo of a porphyry system.

Table 1: Significant Drilling Results

Drilhole	From (m)	To (m)	Interval (m)	Gold (g/t)	Silver (g/t)	Copper (ppm)	Mo (ppm)	Pb (ppm)	Zn (ppm)	Comments	Copper Equiv. (%)
WI-01-05	14.5	16.1	2	0.267	1.74	1505					0.28
	20	103.6	83.6		2.23	2421					0.28
	118.65	130.3	11.65			3151				Incl 2m @ 0.63%Cu	0.32
	172	191.5	19.5	0.24		3470			2550	Incl 2m @1.14%Cu; 2m @ 2.0%Zn	0.53
	226.5	228.5	2	0.6	1.12						0.26

WI-02-05	182.2	185.2	3	1.66	9.72	2616		3195	4515		1.30
	188.2	189.9	1.7	0.44	2.47						0.21
	198.8	201.2	2.4	0.97	2.06				4704		0.58
	210.2	213.7	3.5	0.52	3.29	774			1642		0.39

WI-03-05	142.5	145.5	3	1.25	4.71	1692					0.74
	145.5	148.5	3	0.11	2.25	3480					0.43
	246.2	249.2	3	0.12	2.7	1428	151.5				0.50
WI-04-05	0	2.2	2.2		2.18	1507			2420		0.27
	27.3	29.4	2.1	0.23	1.37						0.11
	54	56.4	2.4	0.42	0.96						0.18
	111.1	114.1	3	0.31	5.85	1428		4110	8280		0.74
	164	167	3	0.38	1.59	1557					0.33

WI-05-05	6	14	8	0.27							0.11
	32.35	50.2	17.85	0.65						Incl 1.9m @ 2.45 g/t Au, 2m @2 .68g/t Au	0.26
	168.95	170.4	1.45	0.22	8.95	754		17980	34800		1.93
	198.97	200.97	2	0.58	0.78						0.24
	215.35	221.35	6			1323					0.13
	241.65	246	4.35			1920					0.19
	252.8	272.75	19.95	0.27		1145				Incl 2m @ 2.14g/t Au	0.22
	306.75	321.9	15.15			1016					0.10
	323.9	327.9	4					1675	3040		0.14
	334.48	349	14.52	0.11		1405					0.18

WI-06-05	47.1	65.22	18.12	0.19					2106	Incl 2m @ 0.62 g/t Au	0.15
	290	292	2					2790	6870		0.30

WI-07-05	15	23.7	8.7	0.3				2831	4153		0.33
	37	39	2	0.234				2210	4520		0.30
	69.9	73.9	4	0.084	5.01				4250	Incl 2m @ 0.12 g/t Au, 5.2 g/t Ag	0.26
	116.87	124.9	8.03	0.33	2.9	1674				Incl 2m @ 1.26g/t Au, 7.6 g/t Ag	0.34
	197.1	202.5	5.4			861	109			Incl 2m @ 296ppm Mo	0.28
	210.72	212.5	1.78		1.32	1520					0.17
	235.2	237.2	2			1165					0.12
	290.3	294.45	4.15			1175	155				0.39
	328.6	339.9	11.3			3806				Incl 2m @ 0.54%Cu	0.38
	382	384	2		2.02	1640					0.19
	388	390	2	0.16		792					0.14

WI-09-05	1.6	3.7	2.1			1420			1110		0.18
	12.8	18.9	6.1			1485					0.15
	21	22.9	1.9	0.31							0.12
	29.2	30.45	1.25	0.25							0.10
	300.8	303.8	3	0.26							0.10
	318.05	326.3	8.25	0.15	1.55	579	48.17				0.23
	363.2	396	32.8			768	29.55			Incl 2m @ 149ppm Mo	0.13

WI-10-05	282.4	294.4	12	0.24					1381		0.14

WI-11-05	196.2	199.2	3					1305	4070		0.17
	220.2	223.2	3			1135					0.11

Andresmin’s President, Mr. Dean de Largie, said, “The drilling program has shown that the area drilled on the Winicocha property intersected copper, gold and molybdenum mineralization with some significant intersections of lead and zinc.  There have been several intrusive events ranging from syenite to quartz-monzonite to monzodiorite.  In the area drilled, these have intruded limestone forming multiple sills with very strong magnetite skarn alteration.  Mineralization is strongly associated with the skarn environment and is also present in some intrusive phases unrelated to skarn alteration.  This information will now be used to guide subsequent exploration and drilling programs.”  Mr. de Largie went on to say, “Winicocha remains a property of significant potential both for porphyry copper-gold and high sulphidation gold mineralization.  The geology of the property is complex in that whilst the porphyry – skarn complex is most obvious in the area drilled, high-sulphidation affinities are present in other areas of the property.  For example, in the southern part of the property advanced argillic alteration represented by kaolinite quartz limonite and powdery alunite is coincident with quartz and limonitic stockworking.  This assemblage suggests low pH conditions.  This style of alteration is visible over a total strike length of three kilometres and has significant anomalous gold geochemistry at surface.  This area is yet to be drill tested and offers the potential for an oxide gold resource in an argillic litho cap below which a porphyry copper system may be present.”

About Andresmin Gold Corporation

Andresmin is committed to building shareholder value through the acquisition, exploration, and development of high quality mineral projects in the prime Central Andes region of South America, which annually produces 42% of the world’s copper (over $18 billion each year).  The Company has an impressive property portfolio with ten projects of merit encompassing 16,400 hectares of strategically located and highly prospective ground.  The Winicocha copper-gold project in southern Peru is Andresmin’s flagship project.  Andresmin trades under the symbol ADGD on the NASDAQ over-the-counter bulletin board.

For further information please contact:
Eugene Toffolo
Toll (888) 689-1620
investor@andresmin.com
www.andresmin.com

THIS NEWS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933 AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, WITH RESPECT TO ACHIEVING CORPORATE OBJECTIVES, DEVELOPING ADDITIONAL PROJECT INTERESTS, ANDRESMIN’S ANALYSIS OF OPPORTUNITIES IN THE ACQUISITION AND DEVELOPMENT OF VARIOUS PROJECT INTERESTS, AND CERTAIN OTHER MATTERS.  THESE STATEMENTS ARE MADE UNDER THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1955 AND INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN.